SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2005


                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)


           Florida                       0-20052                  64-0466198
           -------                       -------                  ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                 File No.)            Identification No.)


1200 Riverplace Blvd.,
Jacksonville, Florida                                              32207
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:   (904) 346-1500


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

         On July 11, 2005, Stein Mart, Inc. (the "Company") entered into employment agreements (the "Executive Officer Employment Agreements") with the following Executive Officers: Michael D. Fisher, the Company's President and Chief Executive Officer, James G. Delfs, the Company's Chief Financial Officer,
D. Hunt Hawkins, the Company's Senior Vice President of Human Resources and Michael D. Ray, the Company's Senior Vice President/Director of Stores. The Executive Officer Employment Agreements, among other things, provide: (i) for a term of three years, with annual renewals thereafter, (ii) initial base salary of $700,000 as to Mr. Fisher, $305,000 for Mr. Delfs, $280,000 for Mr. Hawkins, and $275,000 for Mr. Ray, (iii) severance compensation equal to 200% of their respective annual base compensation if terminated without cause by the Company or with good reason by the executive, (iii) if terminated without cause by the Company or with good reason by the executive following a change of control, severance compensation of 200% of their respective bonuses, if any, already earned for the then current year through the date of termination, (iv) restrictive covenants against competing with the Company or recruiting any Company personnel for two years following termination, and (v) vesting of unvested options and restricted shares upon death or disability. The executives remain eligible for other benefit plans and incentive plans in effect from time to time. Mr. Fisher's Executive Officer Employment Agreement also contains certain rights of appeal to the Company's Board of Directors and certain cure rights prior to his termination for cause.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STEIN MART, INC.


July 15, 2005                           By:      /s/ James G. Delfs
                                           -------------------------------------
                                                 Senior Vice President and
                                                 Chief Financial Officer




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



                                  EXHIBIT INDEX


No.                                 Description of Exhibit

10.1 Employment Agreement, dated as of July 11, 2005, between Stein Mart, Inc. and Michael D. Fisher.

10.2 Employment Agreement, dated as of July 11, 2005, between Stein Mart, Inc. and James G. Delfs.

10.3 Employment Agreement, dated as of July 11, 2005, between Stein Mart, Inc. and D. Hunt Hawkins.

10.4 Employment Agreement, dated as of July 11, 2005, between Stein Mart, Inc. and Michael D. Ray.





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